                                       Dresdner RCM Global
                                       Strategic Income Fund, Inc.
                                       Semi-Annual Report




DIRECTORS AND OFFICERS

THEODORE J. COBURN
DIRECTOR AND CHAIRMAN OF THE BOARD
NEW YORK, NY

LUKE D. KNECHT, C.F.A.
DIRECTOR AND PRESIDENT
SAN FRANCISCO, CA

SIR ROBERT C. COTTON
DIRECTOR
SYDNEY, AUSTRALIA

ANDREW DAKOS
DIRECTOR
MONTVILLE, NJ

JAMES J. FOLEY
DIRECTOR
BELMONT, MA

PHILLIP GOLDSTEIN
DIRECTOR
PLEASANTVILLE, NY

GLENN GOODSTEIN
DIRECTOR
ENCINO, CA

JEFFREY RUDSTEN
DIRECTOR
ROSS, CA

STEPHEN K. WEST
DIRECTOR
NEW YORK, NY

ROBERT J. GOLDSTEIN
SECRETARY
SAN FRANCISCO, CA

JENNIE W. KLEIN
TREASURER
SAN FRANCISCO, CA



INVESTMENT ADVISOR

DRESDNER RCM GLOBAL INVESTORS LLC
SAN FRANCISCO, CA



DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CA 94111
(800) 237-4218                                                    APRIL 30, 2001



2520-Q2-04/01

Dresdner RCM Global Strategic Income Fund, Inc.
Report to Shareholders

REPORT HIGHLIGHTS

- Income stable during the period

- Monthly Dividend maintained at $0.06 per share

- Continued favorable tax treatment for all dividends paid

- Share price increases 3.8% while discount to NAV declines to 2.2%

- Board approves tender offer followed by merger with RCM Strategic Global Government Fund

Dear Shareholders,

        Overall, the Dresdner RCM Global Strategic Income Fund, Inc. ("DSF" or the "Fund") had a successful first six months. The share price rose from $6.69 to $6.94 while the net asset value of the Fund rose modestly from $7.08 to $7.11. The increase in share price and NAV reflects a generally favorable trend in bond markets during the period. With the Federal Reserve aggressively lowering short-term interest rates, yields on most bonds declined and prices rose. For example, the yield on the 10-year U.S. Treasury note fell from about 5.75% at the beginning of the current fiscal year (10-31-00) to close the six-month period at a yield of 5.34%. A full discussion of the market environment and its impact on the Fund's investments and strategy is available in the portfolio management discussion segment of this report. For the six months ended April 30th, the Fund had a total return of 5.56% on NAV and 9.17% on market price. This compares favorably to broad market indices such as the Merrill Lynch Corporate and Government Master which had a total return for the six months ended April 30th of 6.06%.

        The Fund maintained its $0.06 per month dividend rate during the period. The current monthly dividend equates to a yield in excess of 10.37% on the average share price during the review period. As has been the case since the Fund's restructuring, income was derived from three basic market segments; mortgage securities, U.S. high yield bonds and emerging market debt. Additionally, the Fund employed leverage or borrowings to further enhance income generation. Each of the sectors referred to above contributed importantly to overall income generation during the period with about 15% from U.S. high grade debt (primarily mortgage securities), 25% from U.S. high yield bonds and 50% from emerging market bonds. The remaining 10% of income was attributable to hedge strategies and short-term investments. Overall, the Fund maintained an average credit quality rating of BBB-.

        As has been previously reported, the dividends paid to shareholders during the six-month period have been characterized as return of capital. This is because in the course of the portfolio restructuring, the Fund was able to make use of currency losses related to the final sale of the remaining Australian bond holdings. When this final phase of the portfolio restructuring was completed in early November of 2000, we were able to finalize the estimate on tax status of dividends paid in the current fiscal year. We are pleased to report that at the current monthly rate, all dividends paid through September of 2001 will likely be characterized as return of capital.

        Finally, the Board recently approved a two-phase strategy in response to shareholders' expressed interest to achieve the net asset value of their investments. As announced, this plan, if approved by shareholders, will provide for up to 50% of the Fund's shares to be redeemed at 99.5% of NAV with the shares outstanding following the tender being converted into shares of the RCM Strategic Global Government Fund (RCS) in a tax-free merger. Aside from obtaining shareholder approval by both funds, the completion of the merger is contingent on a number of other conditions. The proposed tender/merger as approved by the Board will be fully described in materials accompanying the request for shareholder approval.

Dresdner RCM Global Strategic Income Fund, Inc.
Report to Shareholders

        As a member of the Board, I can report that the deliberations leading up to this decision considered a wide variety of options and timelines by which to respond to shareholders expressed desires. Primarily, the Board had to carefully weigh the competing objectives of realizing NAV and continuing stability in monthly income. In the end, the two-phase approach was developed as a means to offer both liquidity and continuation of income without tax consequences for those shareholders who choose to retain their shares. As stated in the last report, the Board took these actions in response to the prior shareholder vote and I believe that the Board has undertaken its decision with the best interests of all shareholders as the central point of consideration.

        We appreciate your patience as the materials describing the transaction are completed and mailed. Our current expectation is that the tender offer will commence sometime in September provided that the merger has been approved by shareholders of both funds. We will issue additional press releases and post updates on the fund's web site (www.DSFFUND.COM). You may also call me with your questions.

        On behalf of the Board, I wish to express our thanks for your confidence in our service as directors of the Fund. This duty has brought with it significant responsibilities and countless hours of hard work for every member of the Board. In particular, the events of the past two years have created significant additional demands for which I wish to thank the directors.

Sincerely,

/s/ Luke D. Knecht

Luke D. Knecht, C.F.A.
President

May 25, 2001

Dresdner RCM Global Strategic Income Fund, Inc. (DSF)
Portfolio Management Discussion -- Semi-Annual Period Ended April 30, 2001

OVERVIEW

        For the semi-annual period ended April 30, 2001, the Fund enjoyed substantially positive returns, buoyed by the renaissance of bonds, which started in early 2000 and have continued to the present time. With the overall decline in yields, the Fund's market value rose from $6.69 at October 31, 2000 to $6.94 at the end of the reporting period. During the period, the Fund has maintained its $0.06 monthly dividend, which has continued to be characterized as return of capital thereby allowing shareholders to enjoy tax-free dividend status. The Fund has maintained an investment-grade credit quality as well as an overall intermediate duration profile.

MARKET REVIEW

        Bonds enjoyed the performance spotlight during the review period, outpacing the equity markets by 18.3%. The favorable market for bonds resulted in strong performance for the Fund, which posted a return of 5.56% on Net Asset Value and 9.17% return based on its stock price for the semi-annual period. Overall, the U.S. bond market, as measured by the Merrill Lynch Domestic Master Index, produced 6.2% return compared to -12.1% for the S&P 500 for the same period.

        Fixed income markets were influenced by three main factors during the period: volatility and weakness in the equity markets, a worsening outlook for the U.S. economy, and the Federal Reserve's decisive moves to ease monetary policy.

        Starting in 2000 and continuing to the present, clear signs of a pronounced economic downturn emerged. The "evidence" of the mounting U.S. economic slowdown was revealed most profoundly in the manufacturing sector and consumer sentiment indicators. Durable goods orders fell 0.6% and 0.2% in the early months of the year. The National Association of Purchasing Manager's Index hit levels not seen in five years. Consumer confidence illustrated similar erosion before recovering somewhat by the end of the year but in the process hit its lowest level since the recession of 1990. Initial reports of 1.0% growth in fourth quarter GDP confirmed the abrupt slowing as compared to 2.2% in the third quarter and 8.3% one year ago. An overall weakening in the economy combined with a myriad of earnings disappointments and layoff announcements across most industries set off a pronounced slide in equity markets. The slide did not reverse until mid-April after another surprise 0.50% ease by the Federal Reserve. This also helped the broad U.S. bond market to achieve performance of 6.2% during the semi-annual period.

        Weakness in the equity market and the economy prompted an abrupt change in Federal Reserve monetary policy from a tightening bias earlier in 2000 to an easing bias by year-end. In a surprise between meeting move, the Federal Reserve announced a 0.50% reduction in the federal funds rate on January 3rd of this year. In an attempt to cushion the emerging economic downturn, the Federal Reserve would cut rates three more times, in 0.50% increments, to bring the Federal Funds rate down from 6.5% to 4.5% where it stood as of April 30th. This is the lowest absolute level for the Federal Funds rate since 1994. This also marks the shortest timeframe in which the Federal Reserve eased the Federal Funds rate by 2.0% in over 10 years. The strongest impact of the decline in the Federal Funds rate was felt in the front part of the yield curve. This was not unusual, as the yields on longer maturity bonds had to some degree anticipated the Federal Reserve's easing and rallied late last year. During the reporting period, yields fell anywhere from 0% (on the 30-year) to 2.25% (on the one-year).

FUND REVIEW

        The Fund's strategy continued to rely primarily on four bond market segments to meet shareholder income objectives during the period: U.S. domestic markets, developed foreign markets, high yield and emerging markets.

        Once again U.S. dollar investments were the majority of the Fund's holdings, with a high concentration in mortgage pass-through securities. As mentioned, the U.S. bond market performed well during the period.

Dresdner RCM Global Strategic Income Fund, Inc. (DSF)
Portfolio Management Discussion -- Semi-Annual Period Ended April 30, 2001 Though mortgage securities performed well on an absolute basis, they lagged the overall market during the period. The sector was helped by increased investor awareness for credit risk as the economy softened. When credit concerns rise (as they did during the review period) the mortgage sector generally performs well, as most mortgage-related bonds are issued by government sponsored enterprises such as Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA). However, when the absolute level of mortgage rates declines, investors tend to prepay or refinance their mortgages, which limits the upside price potential of mortgages. This phenomena (referred to as negative convexity) hurt the mortgage sector's performance. Therefore, mortgage passthroughs slightly under performed the overall market. Mortgage TBA's continued to comprise a significant piece of the Fund's mortgage passthrough component and contributed about 18.9% of overall income during the period.

        Emerging market debt constitutes the second major component of the Fund's strategy. The Fund was well positioned to take advantage of strong fundamentals and continued growth in this sector, specifically in the regions of Russia and Latin America, where the Fund had the largest exposures. The emerging market exposure did not change materially throughout the period, with the fiscal year-end allocation at 43.4% of net assets. Although 43.4% of the net assets of the Fund were invested in emerging market debt, over 51.0% of the income was generated through this sector because of its attractive yields.

        The third operative strategy in the Fund is U.S. high yield, which suffered as investors became increasingly worried about credit quality in an environment of slowing economic growth. With stock prices falling, investors worried about lower rated companies' ability to generate sales, turn profits, raise fresh capital and make dividend and interest payments amid the worsening outlook for US industry. High yield suffered its worst performance in a decade, with the Merrill Lynch High Yield Master Index registering over a 5% decline in 2000. However, the Fund fared better than the overall market since portfolio holdings were concentrated in the B and BB rated issuers, which are more protected from credit problems than the lower-quality segments of the high yield market. Overall, the high yield market returned 2.6% return for the six month period under review.

        The fourth Fund strategy of owning developed foreign bonds was not much in evidence during the review period. Shortly after the start of the new fiscal year, the three remaining Australian dollar-denominated bonds were sold in the final phase of the portfolio restructuring. These securities had been retained until the start of the new fiscal year both because of positive income attributes and tax related considerations. After the liquidation of these holdings, the Fund no longer held any developed foreign bonds. This reflected our belief that these markets would in general under perform U.S. markets during the period, which was in fact the case. The timing of the sales on these bonds allowed the Fund to continue characterizing its dividends as return of capital.

        A brief summary of the Fund's characteristics as of the beginning and end of the reporting period follows.

DSF PORTFOLIO                                                         OCT-00               APRIL-01
Yield (to Maturity)                                                       11.60%                10.54%
Credit Quality                                                         BBB-                  BBB-
Duration                                                            4.9 years             5.5 years
NAV                                                                        7.08                  7.11
Stock Price                                                                6.69                  6.94
Share Price Discount                                                       5.51%                 2.39%

Dresdner RCM Global Strategic Income Fund, Inc. (DSF)
Portfolio Management Discussion -- Semi-Annual Period Ended April 30, 2001

OUTLOOK

        Dresdner RCM believes the bond markets rally has not yet run its full course and therefore bonds should continue to post strong returns. Given the current weak economic environment, benign inflation and an aggressive easing of monetary policy by the Federal Reserve, rates are expected to continue moving lower. Until it becomes clear that economic indicators such as consumer sentiment, the weaker job market, the manufacturing sector and growth rates in foreign economies are bottoming, bonds should continue to perform well due to their relative stability while equities markets are likely to remain under pressure.

        Further, we feel that spread sectors (corporate and mortgage bonds) continue to offer attractive value, as their yield spreads to treasuries are at historically wide levels. Despite investor concerns, we feel these types of bonds offer strong relative value and will only underperform if the economy enters a prolonged and sharp recession. We fully acknowledge that relative value in these sectors may not be realized in the immediate future as investors continue to focus on the near-term risks of a slowing economy. However, we believe that the Federal Reserve's shift to an easy money policy will mitigate the severity and duration of any downturn in the economy. Therefore, we see excellent opportunities in the spread sectors of the market such as U.S. investment-grade, high-yield, and emerging market bonds. The Fund's overall position in spread product remains highly diversified and focused in the higher tiers of the credit quality spectrum. Overall, we believe this emphasis will offer good returns as well as producing the level of income needed to continue meeting the Fund's primary objective of generating a high and stable level of income.

A NOTE ABOUT LEVERAGE

        An integral part of the Fund's strategy in the reporting period has been the use of financial leverage to generate more income and control the overall duration or interest rate sensitivity of the Fund. As most borrowing costs incurred by the Fund are tied to short term interest rates, the Fund enjoyed reduced costs and greater income during the latter part of the reporting period as a result of the general decline in short-term rates. We estimate this use of leverage contributed approximately $1.2 million to gross income generation during the period. The types of leveraged transactions in which the Fund engages allow the Fund to garner additional income by earning the spread between the yield of the underlying security and the level of short-term interest rates. It also increases duration and adds sensitivity to rising short-term rates (which represents the cost of financing leveraged positions). Dresdner RCM has engaged in mortgage dollar rolls to produce leverage and periodically may enter into an interest rate swap agreement to manage financing costs. To limit the effect of leverage, the Fund has segregated a commensurate offsetting amount in high-quality, liquid assets.

Dresdner RCM Global Strategic Income Fund, Inc.
Performance from Inception through April 30, 2001 (Unaudited)

        From its inception until October 31, 1999, the Fund operated under a mandate of investing primarily in high quality Australian debt securities. At the Fund's 1999 Annual Stockholders' Meeting, stockholders approved a broadening of the Fund's investment mandate to permit investment in countries and investment sectors where meeting the Fund's primary investment objective of high current income is considered to be the most attractive. The implementation of the Fund's new mandate began in early December 1999 and was substantially completed by October 31, 2000. The performance of the Fund will be measured, from November 1, 1999 forward, against the Lehman Brothers U.S. Universal Index, an Index that represents the sectors in which the Fund is now authorized to invest under its new mandate.

        The chart below demonstrates, for the period from inception through October 31, 1999, the total return performance of the Fund versus the relevant performance indices under its old investment mandate. For the period from November 1, 1999 through April 30, 2001, the chart reflects the Fund's total return performance versus the Lehman Brothers U.S. Universal Index. For the period ended April 30, 2001, the Fund achieved an unannualized return on market value of 9.17% as compared to the Lehman Brothers U.S. Universal Index's return of 6.09%. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the Fund achieved an unannualized return of 5.56% for the period.

ANNUALIZED PERFORMANCE

                                                      6                                                      10          SINCE
                                                   MONTHS*       1 YEAR          3 YEARS       5 YEARS      YEARS     INCEPTION**
Fund Market Value (1)                               9.17%            30.59%           8.39%     4.57%       7.13%        9.24%
Fund Net Asset Value (2)                            5.56%             7.46%           2.63%     2.50%       5.90%        9.48%
Salomon Brothers U.S. Gov't Bond Index (3)           N/A               N/A            6.46%     7.38%       7.70%        7.77%
Salomon Brothers Australian Gov't Bond
  Index (3)                                          N/A               N/A           -2.27%     0.22%       5.56%       10.05%
Lehman Brothers U.S. Universal Index (4)            6.09%            11.83%            N/A       N/A         N/A          N/A

*   Not annualized.
**  Fund commenced operations November 28, 1986.
(1) Based on market value per share, adjusted for rights offering, and assumes reinvestment of all distributions at reinvestment plan prices.
(2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3) The Salomon Brothers U.S. and Australian Government Indices are US$ based unmanaged indices.
(4) The Lehman Brothers U.S. Universal Index, like the Lehman Brothers Aggregate Index, is modular and combines the core Lehman Aggregate Index with the following cap-weighted sub-sectors: High Yield, Emerging Market, Rule 144a, and Eurobond Dollar. The Index is broadly diversified by sector, but is concentrated in AAA-rated and government quality issues.

PLEASE REMEMBER THAT PAST PERFORMANCE MAY NOT BE INDICATIVE OF FUTURE RESULTS.

Dresdner RCM Global Strategic Income Fund, Inc.
Performance from Inception through April 30, 2001 (Unaudited)

        The graph below reflects the change in value of an initial $10,000 investment in the Fund from its inception date through April 30, 2001 assuming reinvestment of all distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (11/28/86 - 4/30/01)

       MARKET VALUE  N.A.V.
11/86       $10,000  $10,000
10/87        $9,165  $11,102
10/88       $14,679  $15,899
10/89       $15,010  $15,993
10/90       $14,664  $18,470
10/91       $20,969  $23,178
10/92       $21,388  $22,775
10/93       $23,363  $25,656
10/94       $23,776  $26,482
10/95       $27,518  $31,231
10/96       $30,144  $36,508
10/97       $30,029  $36,162
10/98       $26,276  $34,552
10/99       $26,943  $34,304
10/00       $32,786  $35,005
4/01        $35,792  $36,949

PLEASE REMEMBER THAT PAST PERFORMANCE MAY NOT BE INDICATIVE OF FUTURE RESULTS.

Dresdner RCM Global Strategic Income Fund, Inc
Invesment Income Summary (Unaudited)

                                   SIX MONTHS ENDED       FISCAL YEAR ENDED
                                    APRIL 30, 2001         OCTOBER 31, 2000
                                ----------------------  ----------------------
                                    %           $           %           $
                                ----------  ----------  ----------  ----------
AUSTRALIA/NEW ZEALAND                  0.8% $   38,482        16.1% $1,377,189
                                ----------  ----------  ----------  ----------
    Total Australia/New
     Zealand                           0.8%     38,482        16.1%  1,377,189
                                ----------  ----------  ----------  ----------
UNITED STATES
  High Yield                          25.1%  1,150,314        19.9%  1,697,482
  Government/Mortgage Backed          13.9%    638,127        13.9%  1,192,262
  Fee Income On Dollar Rolls           4.8%    218,892         4.1%    345,793
  Corporate Bonds                      2.3%    104,428         4.4%    378,648
  Cash & Other                         2.1%     94,511         1.3%    112,182
                                ----------  ----------  ----------  ----------
    Total United States               48.2%  2,206,272        43.6%  3,726,367
                                ----------  ----------  ----------  ----------
EMERGING MARKETS
  Russia                              11.9%    548,663         8.5%    726,023
  Argentina                           10.4%    475,249         4.3%    372,780
  Brazil                               9.7%    445,284         9.2%    790,478
  Mexico                               7.7%    354,380         4.9%    416,894
  Venezuela                            4.5%    204,353         4.5%    383,712
  Korea                                2.0%     92,426         1.6%    139,219
  Bulgaria                             1.8%     83,631         1.9%    164,233
  Philippines                          1.2%     53,898         1.8%    152,789
  China                                0.7%     33,747          --          --
  Israel                               0.7%     33,188         0.1%      9,279
  Ecuador                              0.2%      7,154          --          --
  India                                0.1%      3,229         0.2%     16,909
  Colombia                             0.1%      3,002         0.1%      8,087
  Turkey                                --          --         1.6%    138,286
  Indonesia                             --          --         0.7%     58,129
  Trindad & Tobago                      --          --         0.4%     32,656
  Panama                                --          --         0.3%     25,354
  Peru                                  --          --         0.2%     14,606
                                ----------  ----------  ----------  ----------
    Total Emerging Markets            51.0%  2,338,204        40.3%  3,449,434
                                ----------  ----------  ----------  ----------
    Total Fund's Investment
     Income                            100% $4,582,958         100% $8,552,990
                                ==========  ==========  ==========  ==========

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 April 30, 2001 (Unaudited)

FACE                                                                              % OF
AMOUNT        COUNTRY(1)              ISSUER               RATE     MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS
                           CORPORATE BONDS                                         3.0%
  1,500,000       MY       Malaysia                        8.75%    06/01/09                 $  1,605,638
  1,000,000       US       Waste Management Inc.           6.88%    05/15/09                      972,186
                                                                                             ------------
                                                                                                2,577,824
                                                                                             ------------
                           EMERGING MARKETS BONDS                                 43.4%
  5,116,000       AR       Republic of Argentina          11.75%    04/07/09                    4,164,424
    452,000       BG       Bulgaria FLIRB (2)              7.75%    07/28/11                      334,480
  2,427,000       BG       Bulgaria FLIRB,
                            Series A (2)                   3.00%    07/28/12                    1,826,318
  1,410,000       BR       CIA Petrolifera Marlim, 144A   12.25%    09/26/08                    1,424,100
  1,445,000       BR       Federal Republic of Brazil     12.25%    03/06/30                    1,239,088
    450,000       BR       Federal Republic of Brazil      8.88%    04/15/24                      299,250
  2,056,455       BR       Federal Republic of Brazil,
                            C Bond (2)                     8.00%    04/15/14                    1,555,194
  4,425,000       BR       Federal Republic of Brazil
                            DCB, (2)                       7.69%    04/15/12                    3,141,750
  1,566,000       CI       GH Water Supply Holdings
                            Ltd., 144A                    14.00%    03/15/10                    1,214,590
    463,000       IL       Partner Communications         13.00%    08/15/10                      412,070
    920,000       IN       Reliance Industries, 144A      10.50%    08/06/46                      791,401
  1,840,000       KR       Hanvit Bank, 144A              12.75%    03/01/10                    1,863,000
    256,000       KR       Korea Exchange Bank,
                            144A (2)                      13.75%    06/30/10                      259,840
    530,000       MX       Grupo Elektra, 144A            12.00%    04/01/08                      487,600
  1,060,000       MX       Grupo Iusacell SA de CV        14.25%    12/01/06                    1,099,750
  2,500,000       MX       Mexican United States          11.50%    05/15/26                    3,031,250
  1,230,000       MX       Mexican United States          10.38%    02/17/09                    1,355,460
    455,000       MX       Mexican United States           9.88%    02/01/10                      489,808
    250,000       MX       Satelites Mexicanos SA,
                            Series B                      10.13%    11/01/04                      152,500
    555,000       PH       Globe Telecom, 144A            13.00%    08/01/09                      594,544
  4,430,000       RU       Russia Federation, 144A        10.00%    06/26/07                    3,549,538
    650,000       RU       Russia Federation, 144A        12.75%    06/24/28                      581,750
  3,340,000       RU       Russia Federation               5.00%    03/31/30                    1,394,450
  3,010,000       RU       Russia Federation              11.00%    07/24/18                    2,257,500
  3,999,966       VE       Republic of Venezuela DCB,
                            Series DL (2)                  7.38%    12/18/07                    3,384,971
                                                                                             ------------
                                                                                               36,904,626
                                                                                             ------------
                           HIGH YIELD BONDS                                       25.7%
    325,000       BM       Flag Limited                    8.25%    01/30/08                      295,750
    150,000       BM       Flag Telecom Holding Ltd.      11.63%    03/30/10                      117,750

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 April 30, 2001 (Unaudited)

FACE                                                                              % OF
AMOUNT        COUNTRY(1)              ISSUER               RATE     MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
    350,000       BM       Global Crossing Holding Ltd.    9.63%    05/15/08                 $    332,500
    250,000       BM       Global Crossing Holding
                            Ltd., 144A                     9.13%    11/15/06                      237,500
    475,000       CA       IMAX Corp.                      7.88%    12/01/05                      277,875
    600,000       US       Adelphia Communications         9.38%    11/15/09                      591,000
    150,000       US       Advance PCS, 144A               8.50%    04/01/08                      153,375
    500,000       US       AES Corp.                       9.50%    06/01/09                      518,750
    300,000       US       AK Steel Corp.                  7.88%    02/15/09                      285,750
    425,000       US       Allied Waste, Series B          7.63%    01/01/06                      418,625
    650,000       US       American Standard Inc.          7.38%    02/01/08                      643,500
    350,000       US       Amkor Tech                      9.25%    05/01/06                      334,250
    500,000       US       Avis Group Holdings Inc.       11.00%    05/01/09                      561,875
    500,000       US       Azurix Corp., 144A             10.38%    02/15/07                      501,900
    250,000       US       BRL Universal Equipment,
                            144A                           8.88%    02/15/08                      255,000
    100,000       US       Buckeye Technologies Inc.       8.00%    10/15/10                       93,500
    250,000       US       Building Materials Corp.,
                            Series B                       8.00%    10/15/07                      135,000
    750,000       US       Calpine Corp.                   7.75%    04/15/09                      718,366
    400,000       US       Canandaigua Brands,
                            Series C                       8.75%    12/15/03                      401,500
    450,000       US       Charter Communications
                            Holdings LLC                   8.25%    04/01/07                      435,375
    350,000       US       Chesapeake Energy Corp.,
                            144A                           8.13%    04/01/11                      339,938
    400,000       US       Circus Circus/Mandalay
                            Resort Group                   9.25%    12/01/05                      404,500
    500,000       US       CMS Energy Corp.                7.50%    01/15/09                      464,930
    750,000       US       Cogentrix Energy Inc.           8.75%    10/15/08                      779,546
    250,000       US       CSC Holdings Inc.               7.63%    04/01/11                      242,510
    550,000       US       Echostar DBS Corp.              9.38%    02/01/09                      562,375
    150,000       US       Elizabeth Arden Inc., 144A     11.75%    02/01/11                      157,875
    500,000       US       Fisher Scientific
                            International                  7.13%    12/15/05                      477,192
    350,000       US       Foodmaker Inc.                  8.38%    04/15/08                      336,438
    400,000       US       Fox Family Worldwide Inc.       9.25%    11/01/07                      402,000
    500,000       US       Fox/Liberty Networks
                            LLC (2)                        0.00%    08/15/07                      452,500
    250,000       US       HCA -- The Healthcare Co.       6.91%    06/15/05                      248,611
    350,000       US       Healthsouth Corp., 144A        10.75%    10/01/08                      376,250
    750,000       US       HMH Properties, Series B        7.88%    08/01/08                      731,250
    500,000       US       International Game
                            Technology                     7.88%    05/15/04                      506,875
    200,000       US       Lear Corp., 144A                7.96%    05/15/05                      200,157
    150,000       US       Level 3 Communications          6.00%    03/15/10                       51,750
    250,000       US       Levi Strauss & Co.              7.00%    11/01/06                      214,375

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 April 30, 2001 (Unaudited)

FACE                                                                              % OF
AMOUNT        COUNTRY(1)              ISSUER               RATE     MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
    200,000       US       Levi Strauss & Co.             11.63%    01/15/08                 $    201,000
    300,000       US       McLeodUSA Inc.                 10.50%    03/01/07                      228,000
    250,000       US       Mediacom LLC / Capital,
                            Series B                       8.50%    04/15/08                      237,500
    500,000       US       Metromedia Fiber Network,
                            Series B                      10.00%    11/15/08                      323,750
    500,000       US       MGM Grand Inc.                  9.75%    06/01/07                      535,000
    450,000       US       Michaels Stores Inc.           10.88%    06/15/06                      470,250
    150,000       US       Navistar International          8.00%    02/01/08                      138,750
    975,000       US       Nextel Communications Corp.     9.38%    11/15/09                      807,323
    200,000       US       Nortek Inc., Series B           9.13%    09/01/07                      194,000
    500,000       US       Nuevo Energy Co.                9.50%    06/01/08                      500,396
    400,000       US       Owens Illinois Inc.             7.35%    05/15/08                      308,000
    750,000       US       Pioneer Natural Resource        9.63%    04/01/10                      820,919
    100,000       US       Primedia Inc., Series B         8.50%    02/01/06                       98,000
    400,000       US       RCN Corp.                      10.13%    01/15/10                      132,000
    250,000       US       Sbarro Inc., 144A              11.00%    09/15/09                      267,075
    400,000       US       Scotts Co., 144A                8.63%    01/15/09                      407,000
    250,000       US       Sinclair Broadcast Group        8.75%    12/15/07                      230,000
    500,000       US       Stater Brothers Holdings       10.75%    08/15/06                      457,500
    400,000       US       Station Casinos                 8.88%    12/01/08                      404,000
    200,000       US       Trico Marine Services,
                            Series G                       8.50%    08/01/05                      197,500
    200,000       US       United Rentals Inc.,
                            Series B                       8.80%    08/15/08                      169,500
    250,000       US       Voicestream Wireless Co.,
                            144A                          10.38%    11/15/09                      285,000
     75,000       US       Westpoint Stevens Inc.          7.88%    06/15/08                       43,500
    250,000       US       Williams Communication Group
                            Inc.                          10.70%    10/01/07                      112,500
    100,000       US       XO Communication Inc., 144A     5.75%    01/15/09                       33,125
                                                                                             ------------
                                                                                               21,859,801
                                                                                             ------------
                           MORTGAGE BACKED SECURITIES                             75.4%
  4,500,000       US       FNMA*                           7.25%    05/15/30                    4,944,742
    394,279       US       FHLMC Pool # C36453*            7.50%    02/01/30                      402,834
    313,772       US       FHLMC Pool # C37630*            7.50%    04/01/30                      320,580
    109,233       US       FHLMC Pool # C37703*            7.50%    04/01/30                      111,603
     20,562       US       FHLMC Pool # C37903*            7.50%    04/01/30                       21,008
    351,567       US       FHLMC Pool # C38826*            7.50%    06/01/30                      359,194
    206,349       US       FHLMC Pool # C39753*            7.50%    06/01/30                      210,826
  1,886,419       US       FHLMC Pool # C43071*            7.50%    10/01/30                    1,927,347
    689,005       US       FHLMC Pool # C43439*            7.50%    10/01/30                      703,953

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 April 30, 2001 (Unaudited)

FACE                                                                              % OF
AMOUNT        COUNTRY(1)              ISSUER               RATE     MATURITY   NET ASSETS    MARKET VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
     47,877       US       FHLMC Pool # C43519*            7.50%    10/01/30                 $     48,915
    118,124       US       FHLMC Pool # C44033*            7.50%    10/01/30                      120,687
    718,474       US       FHLMC Pool # C44219*            7.50%    11/01/30                      734,062
    957,319       US       FHLMC Pool # C44593*            7.50%    11/01/30                      978,089
  1,104,046       US       FNMA Pool # 512726*             7.50%    09/01/29                    1,127,451
    338,532       US       FNMA Pool # 517089*             7.50%    10/01/29                      345,709
    489,358       US       FNMA Pool # 517782*             7.50%    11/01/29                      499,732
  4,092,455       US       FNMA Pool # 520655*             7.50%    11/01/29                    4,179,212
    229,647       US       FNMA Pool # C01086*             7.50%    11/01/30                      234,630
     65,687       US       FNMA Pool # C36310*             7.50%    02/01/30                       67,112
  9,800,000       US       FNMA 7.5% TBA                   7.50%    08/01/28                   10,002,174
 35,500,000       US       FNMA 8.0% TBA                   8.00%    04/06/28                   36,720,490
                                                                                             ------------
                                                                                               64,060,350
                                                                                             ------------
TOTAL DEBT INVESTMENTS (Cost $125,262,373)                                       147.5%       125,402,601
                                                                                             ------------
SHORT-TERM INVESTMENT
                           COMMERCIAL PAPER                                        3.1%
  2,675,000       US       Prudential Funding Corp.
                            (Cost $2,670,711)              4.45%    05/14/01                    2,670,711
                                                                                             ------------
TOTAL PORTFOLIO OF INVESTMENTS (Cost $127,933,084)                               150.6%       128,073,312
                                                                                             ------------
                           OTHER ASSETS LESS LIABILITIES                        (50.6)%      (43,051,476)
                                                                                             ------------
                           NET ASSETS                                            100.0%      $ 85,021,836
                                                                                             ============

Glossary of Terms:
        144A -- Security is purchased pursuant to Rule 144A of the Securities
                Act of 1933 and may be resold only to qualified institutional buyers. At April 30, 2001, these securities amounted to $13,496,224 or 15.87% of net assets.
        DCB -- Debt Conversion Bond
        FHLMC -- Federal Home Loan Mortgage Corporation
        FLIRB -- Front Loaded Interest Reduction Bond
        FNMA -- Federal National Mortgage Association
        TBA -- Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At April 30, 2001, the value of the Fund's forward commitment purchases was $46,722,664.

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
 April 30, 2001 (Unaudited)

(1) Country Code Legend:

         AR   --        Argentina
         BG   --        Bulgaria
         BM   --        Bermuda
         BR   --        Brazil
         CA   --        Canada
         CI   --        China
         IL   --        Israel
         IN   --        Indonesia
         KR   --        Korea
         MX   --        Mexico
         MY   --        Malaysia
         PH   --        Philippines
         RU   --        Russia
         US   --        United States
         VE   --        Venezuela

(2) Variable rate or step-up coupon security. Interest rate shown is the rate in effect at April 30, 2001.

* All or a portion of these securities have been segregated to cover the Fund's leverage transactions.

The fund's investments in securities at April 30, 2001 categorized by country:

                                                % OF NET ASSETS
                                         -----------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE      DEBT    AND OTHER    TOTAL
-------                         -------  --------  ----------  -------
Argentina                         AR        4.9%                 4.9%
Bulgaria                          BG        2.5%                 2.5%
Bermuda                           BM        1.2%                 1.2%
Brazil                            BR        9.0%                 9.0%
Canada                            CA        0.3%                 0.3%
China                             CI        1.4%                 1.4%
Israel                            IL        0.5%                 0.5%
Indonesia                         IN        0.9%                 0.9%
Korea                             KR        2.5%                 2.5%
Mexico                            MX        7.8%                 7.8%
Malaysia                          MY        1.9%                 1.9%
Philippines                       PH        0.7%                 0.7%
Russia                            RU        9.2%                 9.2%
United States                     US      103.8%     (50.6)%    53.2%
Venezuela                         VE        4.0%                 4.0%
                                          -----    -------     -----
TOTAL                                     150.6%     (50.6)%   100.0%
                                          =====    =======     =====

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Assets and Liabilities

                                                       (UNAUDITED)
                                                     APRIL 30, 2001
                                                    -----------------
ASSETS:
  Investments, at value (Cost $127,933,084)           $128,073,312
  Cash and cash equivalents                              5,056,904
  Receivable for securities sold                           366,456
  Interest receivable                                    1,834,978
  Prepaid expenses                                           7,492
  Other assets                                              14,425
                                                      ------------
      Total Assets                                     135,353,567
                                                      ------------
LIABILITIES:
  Payables:
    Investments purchased                                2,836,035
    Delayed delivery investments purchased              46,644,550
    Dividends payable                                      717,275
  Accrued expenses:
    Investment advisory fees                                66,815
    Other accrued expenses                                  67,056
                                                      ------------
      Total Liabilities                                 50,331,731
                                                      ------------
NET ASSETS                                            $ 85,021,836
                                                      ============

NET ASSETS:
  Net Assets were comprised of:
    Common stock, at $0.001 par                       $     11,955
    Paid-in capital                                     94,808,588
                                                      ------------
                                                        94,820,543
  Accumulated distribution in excess of net
   investment income                                    (3,858,181)
  Accumulated net realized loss on investment and
   foreign currency transactions                        (6,082,841)
  Net unrealized appreciation on investments,
   foreign currencies and interest rate swap               142,315
                                                      ------------
  NET ASSETS                                          $ 85,021,836
                                                      ============
  Shares of common stock issued and outstanding         11,954,566
                                                      ------------
  Net asset value per share                           $       7.11
                                                      ============

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Operations

                                                      (UNAUDITED)
                                                      FOR THE SIX
                                                     MONTHS ENDED
                                                    APRIL 30, 2001
                                                    ---------------
NET INVESTMENT INCOME
  Investment Income:
    Interest and discount earned (net of foreign
     withholding taxes of $4,716)                     $ 4,364,066
    Fee income on dollar rolls                            218,892
                                                      -----------
      Total investment income                           4,582,958
                                                      -----------
  Expenses:
    Investment advisory fees                              319,412
    Custodian fees                                         95,296
    Directors' fees and expenses                           92,394
    Legal fees                                             81,186
    Proxy fees                                             39,215
    Audit and tax services                                 32,172
    Postage fees                                           24,484
    Stock exchange listing fee                             18,772
    Shareholder reports                                    18,657
    Transfer agent fees                                    13,384
    Insurance fees                                          3,932
    Subscriptions fees                                      1,459
    Miscellaneous expenses                                  8,437
                                                      -----------
      Total operating expenses                            748,800
                                                      -----------
        Net Investment Income                           3,834,158
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized loss on:
    Investment transactions                            (3,630,178)
    Foreign currency transactions                      (2,448,553)
                                                      -----------
      Total net realized loss                          (6,078,731)
                                                      -----------
  Change in unrealized appreciation on:
    Investments                                         6,963,390
    Foreign currency translations and interest
     rate swap                                             15,639
                                                      -----------
      Total net change in unrealized appreciation       6,979,029
                                                      -----------
        Net realized and unrealized gain on
       investments and foreign currencies                 900,298
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                           $ 4,734,456
                                                      ===========

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Changes in Net Assets

                                          (UNAUDITED)
                                          FOR THE SIX   FISCAL YEAR
                                          MONTHS ENDED     ENDED
                                           APRIL 30,    OCTOBER 31,
                                              2001         2000
                                          ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                   $ 3,834,158   $ 7,269,550
  Net realized loss on investments and
   foreign currency transactions           (6,078,731)   (4,490,760)
  Change in unrealized appreciation
   (depreciation) on investments,
   foreign currency translations, and
   interest rate swaps                      6,979,029      (945,347)
                                          -----------   -----------
  Net increase in net assets resulting
   from operations                          4,734,456     1,833,443
                                          -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (136,282)           --
  From net realized gain on investments
   and foreign currency transactions               --    (1,739,111)
  From return of capital                   (4,167,362)   (7,286,587)
                                          -----------   -----------
  Net decrease in net assets resulting
   from distributions to shareholders      (4,303,644)   (9,025,698)
                                          -----------   -----------
    Total increase (decrease) in net
     assets                                   430,812    (7,192,255)
NET ASSETS
  Beginning of period                      84,591,024    91,783,279
                                          -----------   -----------
  End of period*                          $85,021,836   $84,591,024
                                          ===========   ===========
--------------------------------
* Includes distributions in excess of
 net investment income.                   $(3,858,181)  $  (288,426)
                                          ===========   ===========

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Cash Flows (Unaudited)

                                                      FOR THE SIX
                                                     MONTHS ENDED
                                                    APRIL 30, 2001
                                                    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Investment income received                         $   4,601,362
  Operating expenses paid                                 (831,443)
  Purchase of investments*                            (261,747,675)
  Proceeds from dispostion of investments*             264,829,571
                                                     -------------
  Net cash provided by operating activities              6,851,815
                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from dollar roll transactions               218,892
  Dividends paid from net investment income               (136,282)
  Dividends paid from return of capital                 (4,167,362)
                                                     -------------
  Net cash used in financing activities                 (4,084,752)
                                                     -------------
  Net increase in cash                                   2,767,063
  Cash and equivalents at beginning of year              2,289,841
                                                     -------------
  Cash and equivalents at end of year                $   5,056,904
                                                     =============
RECONCILIATION OF RESULTS FROM OPERATIONS TO NET
 CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from
   operations                                        $   4,734,456
  Increase in investments                               (1,670,907)
  Net realized loss on investments, foreign
   currency transactions and interest rate swap          6,078,731
  Net unrealized appreciation on investments            (5,848,407)
  Change in:
    Receivable for investments sold                     79,914,462
    Interest receivable                                    237,296
    Payable for investments purchased                  (76,507,092)
    Accrued expenses                                       (82,643)
    Other assets and liabilities                            (4,081)
                                                     -------------
  Net cash provided by operating activities          $   6,851,815
                                                     =============

--------------------------------

* Purchases and proceeds include investments traded on a forward commitment basis that are not included in the Fund's portfolio turnover rate.

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Financial Highlights

                                  (UNAUDITED)
                                  SIX MONTHS
                                     ENDED                         FISCAL YEARS ENDED OCTOBER 31,
                                   APRIL 30,     ------------------------------------------------------------------
                                     2001           2000          1999          1998          1997          1996
                                  -----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA:(1)
  Net asset value at beginning
   of period                       $   7.08       $   7.68      $   8.37      $   9.51      $  10.41      $  10.08
                                   --------       --------      --------      --------      --------      --------
  Net investment income                0.32           0.61          0.44          0.53          0.72          0.85
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies              0.07          (0.45)        (0.49)        (0.97)        (0.82)         0.79
                                   --------       --------      --------      --------      --------      --------
  Total increase (decrease)
   from operations:                    0.39           0.16         (0.05)        (0.44)        (0.10)         1.64
                                   --------       --------      --------      --------      --------      --------
  Distribution to
   shareholders:
  From net investment income          (0.01)            --         (0.43)        (0.54)        (0.78)        (0.89)
  From net realized gains on
   investment and foreign
   currency transactions                 --          (0.15)        (0.21)        (0.16)        (0.03)           --
  From return of capital              (0.35)         (0.61)           --            --            --            --
                                   --------       --------      --------      --------      --------      --------
      Total distributions to
       shareholders                   (0.36)         (0.76)        (0.64)        (0.70)        (0.81)        (0.89)
                                   --------       --------      --------      --------      --------      --------
  Decrease in net assets from
   capital stock transactions            --             --            --            --            --         (0.39)
                                   --------       --------      --------      --------      --------      --------
  Offering expenses charged to
   capital                               --             --            --            --          0.01         (0.03)
                                   --------       --------      --------      --------      --------      --------
  Net increase (decrease) in
   net asset value                     0.03          (0.60)        (0.69)        (1.14)        (0.90)         0.33
                                   --------       --------      --------      --------      --------      --------
  NET ASSET VALUE AT END OF
   PERIOD                          $   7.11       $   7.08      $   7.68      $   8.37      $   9.51      $  10.41
                                   ========       ========      ========      ========      ========      ========
  Per share market value at
   end of period                   $  6.940       $  6.688      $  6.188      $  6.625      $  8.313      $  9.125
                                   ========       ========      ========      ========      ========      ========
  TOTAL INVESTMENT RETURN (2)          9.17%         21.69%         2.56%       (12.50)%       (0.38)%        9.54%
                                   ========       ========      ========      ========      ========      ========
  Net asset value return (3)           5.56%          2.05%        (0.72)%       (4.45)%       (0.95)%       16.90%
                                   ========       ========      ========      ========      ========      ========
  Net assets at end of period
   (in 000's)                      $ 85,022       $ 84,591      $ 91,783      $100,047      $113,639      $124,501
                                   ========       ========      ========      ========      ========      ========
  Number of shares outstanding
   at end of period (in 000's)       11,955         11,955        11,955        11,955        11,955        11,955
                                   ========       ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
  Operating expenses                   1.75%(4)       1.45%         1.36%         1.21%         1.14%         1.22%
                                   ========       ========      ========      ========      ========      ========
  Net investment income                8.94%(4)       8.20%         5.38%         6.25%         7.21%         8.22%
                                   ========       ========      ========      ========      ========      ========
  Portfolio turnover (5)              12.71%        142.64%(6)     46.08%        37.05%        26.67%        16.00%
                                   ========       ========      ========      ========      ========      ========

------------------------------------

(1)  Calculated on average shares outstanding.
(2) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder and is not annualized for periods less than one year
(3) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder.
(4)  Annualized
(5) Portfolio turnover does not include investments traded on a forward commitment basis.
(6) Turnover rate higher than prior periods due to the change in investment mandate.

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 April 30, 2001 (Unaudited)

        Dresdner RCM Global Strategic Income Fund, Inc. (formerly Kleinwort Benson Australian Income Fund, Inc.) (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. On October 29, 1999, the stockholders of the Fund approved a change in the Fund's investment mandate to eliminate the requirement that the Fund invest primarily in Australian debt securities and to permit the Fund to invest in a broad range of fixed-income investment sectors as well as derivatives on a global basis. In connection with the Fund's new investment mandate, the Fund now trades under the ticker symbol DSF.

1. ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

a. BASIS OF PRESENTATION:

        The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the U.S. dollar as both the functional and reporting currency. (For tax purposes the Fund uses the U.S. dollar as its functional currency. Under its old mandate, the Fund previously held investments in a qualified business unit that used the Australian dollar as the functional currency -- see TAXES.) The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates. At April 30, 2001 the Fund did not hold any Australian securities.

b. INVESTMENT VALUATION:

        Investment securities are stated at market value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

        Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

c. FOREIGN CURRENCY TRANSLATION:

        The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars ("US$") on the following basis:

         (i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

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Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 April 30, 2001 (Unaudited)

1. ACCOUNTING POLICIES (CONTINUED)

         (ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

        The investment securities of the Fund denominated in foreign currencies are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

        The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies, swaps, and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies, swaps, and other assets and liabilities arising as a result of changes in foreign exchange rates.

d. MARKET AND CURRENCY RISK:

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

e. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

        Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

f. FORWARD CURRENCY CONTRACTS:

        The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss. At April 30, 2001, there were no forward contracts outstanding.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 April 30, 2001 (Unaudited)

1. ACCOUNTING POLICIES (CONTINUED)

g. FORWARD COMMITMENTS:

        The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $218,892. At April 30, 2001, there were $46,722,664 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

h. SWAPS:

        The Fund may enter into interest rate swaps for investment, hedging and risk management purposes in an effort to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Interest rate swaps involve the exchange of commitments to pay or receive interest-e.g., an exchange of floating rate payments for fixed rate payments. Currency swaps involve the exchange of commitments to pay or receive interest based on that country's inter-bank offered rate versus the U.S. rate. Total return swaps involve the exchange of commitments to pay or receive an amount, at termination, based upon the return of a particular index. If forecasts of interest rates and other market factors, including those that may impact the indices of the total return swaps, are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty may default.

i. LEVERAGE:

        Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. Transactions that are financed by the Fund result in financial leverage that the Fund uses to manage income and duration exposures of the Fund. The use of leverage increases the overall duration risk of the Fund, and an increased sensitivity to rising short-term interest-rates. The Board of Directors has adopted an internal policy limiting the Fund's use of leverage to no more than 50% of total assets less all liabilities and indebtedness other than bank of other borrowings. At April 30, 2001, the Fund had total leverage of $46,722,664. In order to reduce leverage, the Fund segregated $17,337,686 in high credit quality, liquid investments against outstanding obligations, resulting in $29,384,978 net leverage.

j. DIVIDENDS AND DISTRIBUTIONS:

        The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 April 30, 2001 (Unaudited)

1. ACCOUNTING POLICIES (CONTINUED)

accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification.

        The Fund accounts for and reports distributions to shareholders in accordance with the Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended October 31, 2000 was to decrease undistributed net investment income by $6,731,840 and increase undistributed capital gain by $4,885,541 and increase paid in capital by $1,846,299. The adjustments are primarily attributable to re-designation of foreign currency gains/losses for tax purposes. Net investment income, net realized gains and net assets of the Fund were not affected by these changes. For the period ended April 30, 2001, applying this statement decreases undistributed net investment income by $7,267,631 and increases paid in capital by $7,267,631.

k. TAXES:

        For Federal income tax purposes, the Fund's transactions are accounted for using the U.S. dollar as the functional currency. Under its old mandate, the Fund previously held investments in a qualified business unit that used the Australian dollar ("A$") as the functional currency. During fiscal year 2000 repatriation of A$130,961,053 to US$82,944,642 resulted in currency losses used to offset investment income, which in turn made substantially all of fiscal year 2000 distributions return of capital for tax purposes. For the period ended April 30, 2001, the currency losses have offset investment income and will likely make substantially all of the distributions through April 30, 2001 a return of capital for tax purposes.

        No provision has been made for U.S. income taxes because it is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. Australia imposes a withholding tax of 10% on most interest and discount earned.

2. AGREEMENTS

        Pursuant to an investment advisory agreement between the Fund and Dresdner RCM Global Investors ("Dresdner RCM"), the Fund pays investment advisory fees based on weekly average net assets of 0.70% annually for assets up to $100 million and 0.65% annually thereafter. The fees are computed weekly and paid monthly to Dresdner RCM. For the period ended April 30, 2001 the Fund paid total advisory fees of $319,412.

        A subadvisory agreement with Kleinwort Benson Investment Management Americas Inc. ("KBIMA"), pursuant to which Dresdner RCM paid to KBIMA a percentage of Dresdner RCM's investment advisory fees equal to the percentage of the Fund's net assets sub-advised by KBIMA, was discontinued effective
November 30, 2000.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements
 April 30, 2001 (Unaudited)

3. PORTFOLIO TRANSACTIONS

        Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended April 30, 2001, aggregated $12,535,424 and $14,283,146, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities, dollar rolls and forward commitments for the period ended April 30, 2001, aggregated $7,239,660 and $1,992,306, respectively. At April 30, 2001, the aggregate cost of investments for federal income tax purposes was $128,066,715. Gross unrealized appreciation and (depreciation) of investments aggregated $2,314,998 and ($2,308,401), respectively, resulting in net unrealized appreciation of $6,597 at April 30, 2001.

4. CAPITAL STOCK

        There are 100 million shares of common stock ($0.001 par value) authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the period ended April 30, 2001.

5. SUBSEQUENT EVENT

        On June 1, 2001, the Board of Directors of the Fund approved a proposal to merge the Fund into RCM Strategic Global Government Fund, Inc. ("RCS"). The merger would be consummated following the completion of a tender offer by the Fund for up to 50% of its outstanding shares. The merger, subject to stockholder approval of both funds, calls for RCS to issue additional shares at net asset value in a tax-free exchange for the assets of the Fund remaining after the completion of the Fund's tender offer. A full description of the transaction will be contained in the proxy materials to be mailed to stockholders in connection with this year's annual stockholders meeting.

Dresdner RCM Global Strategic Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
 Foreign Tax Credits (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        The Fund offers to shareholders a Dividend Reinvestment Plan, which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount for market price, on valuation date. The Plan also includes a Cash Purchase option, which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

        The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at anytime. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

        If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

FOREIGN TAX CREDITS

        The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

        The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.